UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                 August 31, 2010
                Date of Report (Date of earliest event reported)


                                BARON ENERGY INC.
             (Exact name of registrant as specified in its charter)


          Nevada                       333-146627                26-0582528
(State or other jurisdiction        (Commission File           (IRS Employer
     of incorporation)                   Number)             Identification No.)

 392 W. Mill Street, New Braunfels, TX                             78130
(Address of principal executive offices)                         (Zip Code)

       Registrant's telephone number, including area code (830) 608-0300

               3327 W. Wadley Ave., Suite 3-267, Midland, TX 79707 (Former name or former address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
    Exchange Act (17 CFR 240.13e-4(c))
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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On August 31, 2010, American State Bank, a state banking association organized under the laws of the State of Texas ("ASB"), assigned all of its rights, title and interest in and to that certain loan from ASB to the Company ("ASB Loan"), as described in our Current Reports on Form 8-K filed with the SEC on June 8, 2010, including all promissory notes and associated security documents, to Newton Energy, Inc., a California corporation ("Newton"). In conjunction with the assignment of ASB's interests under the ASB Loan to Newton, the Company and Newton entered into an amended, restated and consolidated note (the "Amended Note").

The Amended Note provides for a $1,006,000 loan from Newton to the Company represented by a promissory note in the amount of $1,006,000. A copy of the Amended Note is attached to this Current Report on Form 8-K as Exhibit 10.1 and is incorporated in its entirety in this Item 1.01 by reference. The Amended Note bears interest at an annual rate equal to 13.5% and matures on August 25, 2015. Interest is payable in the amount of $11,317.50 per month, commencing on September 25, 2010. Principal and interest payments in the amount of $27,238.78 per month are due and payable commencing September 25, 2011. If the Amended Note is prepaid before August 31, 2011, there is a prepayment penalty in the amount of $135,810 less any interest payments made by the Company prior to the prepayment of the principal.

The Amended Note terminates, cancels, or otherwise nullifies the stock pledge agreements and security agreements made by Lisa P. Hamilton, Ronnie L. Steinocher, and Pierce-Hamilton Energy Partners LP as guarantors under the Notes. It also terminates, cancels, or otherwise nullifies the guaranty agreements made by Lisa P. Hamilton, Ronnie L. Steinocher, and Pierce-Hamilton Energy Partners LP as guarantors under the Notes. All other documents previously securing the repayment of the ASB Loan remain in full force and effect and secure the repayment of the Amended Note, pursuant to the terms thereof as described in our Current Reports on Form 8-K filed with the SEC on June 8, 2010.

ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AND OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT

The disclosure set forth under Item 1.01 to this Current Report on Form 8-K is incorporated herein by reference.

ITEM 3.02  UNREGISTERED SALES OF EQUITY SECURITIES

On September 1, 2010, the Company issued 420,168 shares of its common stock to the Company's Chairman, President, and CEO, Ronnie L. Steinocher in lieu of a cash payment of $50,000 in compensation for the period from February 22, 2010 through May 12, 2010. The shares were issued pursuant to the exemption provided by Section 4(2) of the Securities Act for transactions by an issuer not involving a public offering. The recipient of our securities is an "accredited

                                       2
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investor" and it took them for investment purposes without a view to distribution. Furthermore, they had access to information concerning us and our business prospects; there was no general solicitation or advertising for the purchase of our securities; and the securities are restricted pursuant to Rule 144.

ITEM 8.01 OTHER EVENTS

The Company issued a press release today announcing that on September 1, 2010, the Company issued 420,168 shares of its common stock to the Company's Chairman, President, and CEO, Ronnie L. Steinocher in lieu of a cash payment of $50,000 in compensation for the period from February 22, 2010 through May 12, 2010.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d)  Exhibits

The following exhibits are filed herewith:

Exhibit                                Description
-------                                -----------

10.1 Amended, Restated and Consolidated Term Note by and between Baron Energy, Inc. and Newton Energy, Inc. dated August 31, 2010.

99.1        Press Release dated September 22, 2010

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date: September 22, 2010                 /s/ Lisa Hamilton
                                         ---------------------------------------
                                     By: Lisa Hamilton
                                         (Executive Vice President and
                                         Chief Financial Officer)